UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 23, 2023, Christine Vlahcevic, Senior Vice President and Chief Accounting Officer of Performance Food Group Company (the “Company”), notified the Company of her intention to retire and resign from her position as Senior Vice President and Chief Accounting Officer, following a transition period, but no later than December 31, 2023. On August 9, 2023, the Board of Directors (the “Board”) of the Company appointed Chasity Grosh to serve as Senior Vice President, Accounting of the Company, effective September 5, 2023, and to serve as Senior Vice President and Chief Accounting Officer of the Company following a transition period ending no later than December 31, 2023. Ms. Vlahcevic will continue to serve as the Company’s principal accounting officer during the transition period.

Ms. Grosh, 45, joins the Company from LL Flooring Holdings, Inc., where she served as Senior Vice President and Chief Accounting Officer from October 2022 to August 2023. Ms. Grosh previously held various roles at Capital One Financial Corporation, including Vice President, Card Controller, from 2018 to September 2022; Senior Director, Home Loans/Retail/Commercial/Auto, from 2016 to 2018; Senior Director, Central Accounting, from 2014 to 2016; and Director, Controller’s Group/Finance Compliance and Risk, from 2011 to 2014. Prior to that, she held various controllership, accounting and audit roles with General Electric Company, The Martin Agency, Ernst & Young LLP, and KPMG LLP.

In her role with the Company, Ms. Grosh will receive an annual base salary of $425,000 per year. Ms. Grosh’s annual cash incentive target under the Company’s annual incentive program for fiscal 2024 will be 80% of her base salary and her annual long-term incentive equity award target will be 60% of her base salary. She also received a signing bonus of $100,000 in connection with her appointment.

There are no arrangements or understandings between Ms. Grosh and any other persons pursuant to which she was elected to serve as an officer. There are no family relationships between Ms. Grosh and any director or executive officer of the Company. Ms. Grosh does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 11, 2023	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary